                                            FILED PURSUANT TO RULE 424(B)(2)
                                                       FILE NUMBER 333-39275
PRICING SUPPLEMENT NO. 5
(To Prospectus Dated November 12, 1997, and
Prospectus Supplement dated October 4, 2000)



                                 ______________

                                  $406,463.00

                                  CYGNUS, INC.

                                  Common Stock

                                 ______________


---------------------------------------------- --------------------
DATE OF PURCHASE..............................   DECEMBER 19, 2000
---------------------------------------------- --------------------
NUMBER OF SHARES..............................        81,200
---------------------------------------------- --------------------
PRICE PER SHARE...............................       $5.0057
---------------------------------------------- --------------------
PROCEEDS TO CYGNUS............................     $406,463.00
---------------------------------------------- --------------------






             The date of this Pricing Supplement is December 19, 2000.